UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Investment Portfolios, Core Value Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, Core Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Brian Ferguson, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Investment Portfolios, Core Value Portfolio’s Initial shares produced a total return of 14.47%, and its Service shares returned 14.07%.1 In comparison, the fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of 13.66% for the same period.2

Stocks gained considerable ground during 2017 amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. The fund outperformed the Index due to favorable sector allocations and strong individual stock selections.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund focuses on stocks of large-cap value companies. The fund typically invests mainly in the stocks of U.S. issuers, and will limit its holdings of foreign stocks to 20% of the value of its total assets.

When choosing stocks, the fund uses a “bottom-up” stock-selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. A three-step value-screening process is used to select stocks based on value, sound business fundamentals, and positive business momentum.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly policies, which were expected to stimulate greater economic growth. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. The market rally paused in the spring due to concerns that the administration’s policies would be more difficult than expected to enact, but strengthening labor markets, further corporate earnings growth, and better global economic conditions sparked additional market gains. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

In addition, the market’s advance was supported throughout the year by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to raising short-term interest rates was received calmly by investors, who focused more on improving business conditions. In this environment, large-cap stocks produced higher returns than their small- and mid-cap counterparts, and growth stocks substantially outperformed value-oriented stocks.

Allocation and Selection Strategies Bolstered Fund Results

Favorable allocations to virtually all of the Index’s market sectors enhanced the fund’s relative performance, particularly overweighted exposure to the financials and materials sectors, and underweighted exposure to the real estate, consumer staples, and utilities sectors. Individual stock selections in several market segments further buoyed relative performance. In the industrials sector, the fund avoided lagging conglomerate General Electric, focusing instead on Honeywell

3

DISCUSSION OF FUND PERFORMANCE (continued)

International, which outperformed sector averages. Among financial stocks, top performers included banks likely to benefit from tax reform and reduced regulations, including JPMorgan Chase & Co. and Citigroup, and several diversified financial services providers, such as Voya Financial. In the health care sector, leading performers included service providers, such as Aetna and UnitedHealth Group, and equipment-and-supply companies, such as Abbott Laboratories. Standouts in the information technology sector included semiconductor maker Texas Instruments and consumer electronics giant Apple, while other notably strong investments ranged from shipping carton maker Packaging Corporation of America to agricultural commodities producer CF Industries Holdings.

On a more negative note, disappointing stock selections caused the fund to underperform the Index in a few sectors. Among consumer staples stocks, food products companies, such as Kellogg and Kraft Heinz, encountered pricing pressures, while beverage maker Molson Coors Brewing also disappointed. Lack of exposure to retailer Wal-Mart Stores further detracted from relative returns. In the consumer discretionary sector, advertiser Omnicom Group suffered due to disappointing demand, while Goodyear Tire & Rubber lagged slightly. In the real estate sector, Uniti Group trailed sector averages as a result of credit-related pressures. Notable disappointments in other sectors included telecommunication services company AT&T, and energy companies Anadarko Petroleum and Pioneer Natural Resources.

Anticipating Further Economic Growth

We believe the stock market is well positioned for further gains in 2018 as global economic growth accelerates, U.S. tax reforms take effect, and the administration continues to implement its business-friendly policies. Value-oriented stocks appear likely to benefit from increasingly attractive valuations and strong economic growth. We have positioned the fund to benefit from the current environment through overweighted exposure to the financials, materials, industrials, energy, information technology, and telecommunication services sectors. On the other hand, the fund holds underweighted exposure to the utilities, real estate, consumer discretionary, consumer staples, and health care sectors.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Russell 1000® Value Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Core Value Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	14.47%	15.03%	6.77%
Service shares	14.07%	14.72%	6.52%
Russell 1000® Value Index	13.66%	14.04%	7.10%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.23	$7.56
Ending value (after expenses)	$1,113.20	$1,111.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.96	$7.22
Ending value (after expenses)	$1,019.31	$1,018.05

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Initial shares and 1.42% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - .7%
Goodyear Tire & Rubber	4,566		147,527
Banks - 16.6%
Bank of America	28,781		849,615
BB&T	4,988		248,003
Citigroup	4,210		313,266
JPMorgan Chase & Co.	8,664		926,528
PNC Financial Services Group	2,156		311,089
SunTrust Banks	3,747		242,019
Wells Fargo & Co.	6,460		391,928
			3,282,448
Capital Goods - 10.1%
Harris	1,324		187,545
Honeywell International	1,722		264,086
L3 Technologies	1,259		249,093
Middleby	770	[a,b]	103,912
Northrop Grumman	488		149,772
Quanta Services	5,343	[b]	208,965
Raytheon	2,283		428,862
United Technologies	3,112		396,998
			1,989,233
Diversified Financials - 13.0%
American Express	2,079		206,466
Ameriprise Financial	1,144		193,874
Berkshire Hathaway, Cl. B	4,869	[b]	965,133
Capital One Financial	1,685		167,792
Goldman Sachs Group	573		145,978
LPL Financial Holdings	2,084		119,080
Morgan Stanley	1,882		98,749
Raymond James Financial	1,315		117,430
Synchrony Financial	6,407		247,374
Voya Financial	5,901		291,922
			2,553,798
Energy - 12.9%
Anadarko Petroleum	2,985		160,115
EOG Resources	4,261		459,805
Hess	6,640		315,201
Occidental Petroleum	8,027		591,269
Phillips 66	4,613		466,605
Pioneer Natural Resources	595		102,846
Schlumberger	3,671		247,389

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 12.9% (continued)
Valero Energy	2,255		207,257
			2,550,487
Exchange-Traded Funds - .2%
iShares Russell 1000 Value ETF	317		39,416
Food, Beverage & Tobacco - 5.5%
Coca-Cola	2,159		99,055
Coca-Cola European Partners	3,584		142,822
Conagra Brands	8,338		314,092
Kellogg	3,480	[a]	236,570
Kraft Heinz	2,529		196,655
Mondelez International, Cl. A	2,199		94,117
			1,083,311
Health Care Equipment & Services - 5.0%
Abbott Laboratories	4,588		261,837
AmerisourceBergen	1,629		149,575
Anthem	419		94,279
Express Scripts Holding	1,320	[b]	98,525
Humana	754		187,045
UnitedHealth Group	848		186,950
			978,211
Insurance - 4.6%
Allstate	2,103		220,205
American International Group	2,933		174,748
Hartford Financial Services Group	3,712		208,911
Prudential Financial	2,575		296,074
			899,938
Materials - 7.3%
CF Industries Holdings	7,034		299,226
DowDuPont	5,165		367,851
Freeport-McMoRan	7,716	[b]	146,295
Martin Marietta Materials	622		137,487
Newmont Mining	5,064		190,001
Packaging Corporation of America	819		98,730
Vulcan Materials	1,558		200,000
			1,439,590
Media - 2.7%
Comcast, Cl. A	4,869		195,003
Omnicom Group	2,536	[a]	184,697
Twenty-First Century Fox, Cl. A	4,451		153,693
			533,393
Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
Biogen	307	[b]	97,801
Bristol-Myers Squibb	1,494		91,552

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.1% (continued)
Gilead Sciences	1,149		82,314
Johnson & Johnson	4,098		572,573
Mylan	3,060	[b]	129,469
Pfizer	11,739		425,187
			1,398,896
Semiconductors & Semiconductor Equipment - 1.4%
Texas Instruments	2,699		281,884
Software & Services - 2.5%
Alphabet, Cl. A	88	[b]	92,699
Oracle	6,297		297,722
Teradata	2,494	[a,b]	95,919
			486,340
Technology Hardware & Equipment - 5.1%
Apple	1,762		298,183
Cisco Systems	18,433		705,984
			1,004,167
Telecommunication Services - 3.6%
AT&T	9,428		366,561
Verizon Communications	6,619		350,344
			716,905
Transportation - 1.3%
Delta Air Lines	4,526		253,456
Total Common Stocks (cost $14,975,380)			19,639,000

Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $46,300)	46,300	[c]	46,300

10

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $201,569)	201,569	[c]	201,569
Total Investments (cost $15,223,249)	100.9%		19,886,869
Liabilities, Less Cash and Receivables	(.9%)		(174,901)
Net Assets	100.0%		19,711,968

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $558,242 and the value of the collateral held by the fund was $571,332, consisting of cash collateral of $201,569 and U.S. Government & Agency securities valued at $369,763.

b Non-income producing security.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	16.6
Diversified Financials	13.0
Energy	12.9
Capital Goods	10.1
Materials	7.3
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Food, Beverage & Tobacco	5.5
Technology Hardware & Equipment	5.1
Health Care Equipment & Services	5.0
Insurance	4.6
Telecommunication Services	3.6
Media	2.7
Software & Services	2.5
Semiconductors & Semiconductor Equipment	1.4
Transportation	1.3
Money Market Investments	1.3
Automobiles & Components	.7
Exchange-Traded Funds	.2
100.9

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	16,405,218	16,358,918	46,300.3		1,452
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	7,249,765	7,048,196	201,569	1.0	-
Total	-	23,654,983	23,407,114	247,869	1.3	1,452

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $558,242)—Note 1(b):
Unaffiliated issuers	14,975,380	19,639,000
Affiliated issuers	247,869	247,869
Cash		111,366
Receivable for investment securities sold		256,287
Dividends and securities lending income receivable		13,074
Prepaid expenses		82
		20,267,678
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		25,040
Payable for investment securities purchased		276,996
Liability for securities on loan—Note 1(b)		201,569
Payable for shares of Beneficial Interest redeemed		495
Accrued expenses		51,610
		555,710
Net Assets ($)		19,711,968
Composition of Net Assets ($):
Paid-in capital		11,225,269
Accumulated undistributed investment income—net		184,595
Accumulated net realized gain (loss) on investments		3,638,484
Accumulated net unrealized appreciation (depreciation) on investments		4,663,620
Net Assets ($)		19,711,968

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	18,949,138	762,830
Shares Outstanding	1,019,731	40,767
Net Asset Value Per Share ($)	18.58	18.71

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	506,684
Affiliated issuers	1,452
Income from securities lending—Note 1(b)	1,203
Total Income	509,339
Expenses:
Management fee—Note 3(a)	198,674
Professional fees	55,805
Distribution fees—Note 3(b)	21,385
Custodian fees—Note 3(b)	18,213
Prospectus and shareholders’ reports	8,899
Trustees’ fees and expenses—Note 3(c)	8,133
Loan commitment fees—Note 2	714
Shareholder servicing costs—Note 3(b)	199
Miscellaneous	19,204
Total Expenses	331,226
Less—reduction in fees due to earnings credits—Note 3(b)	(15)
Net Expenses	331,211
Investment Income—Net	178,128
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,914,287
Net unrealized appreciation (depreciation) on investments	(1,068,420)
Net Realized and Unrealized Gain (Loss) on Investments	2,845,867
Net Increase in Net Assets Resulting from Operations	3,023,995

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	178,128	323,862
Net realized gain (loss) on investments	3,914,287	1,863,490
Net unrealized appreciation (depreciation) on investments	(1,068,420)	2,792,011
Net Increase (Decrease) in Net Assets Resulting from Operations	3,023,995	4,979,363
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(204,693)	(191,807)
Service Shares	(110,815)	(77,183)
Net realized gain on investments:
Initial Shares	(1,140,309)	(2,717,752)
Service Shares	(768,727)	(1,526,399)
Total Distributions	(2,224,544)	(4,513,141)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,071,739	1,790,283
Service Shares	509,986	341,208
Distributions reinvested:
Initial Shares	1,345,002	2,909,559
Service Shares	879,542	1,603,582
Cost of shares redeemed:
Initial Shares	(2,559,148)	(6,180,059)
Service Shares	(12,038,135)	(1,370,060)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,791,014)	(905,487)
Total Increase (Decrease) in Net Assets	(9,991,563)	(439,265)
Net Assets ($):
Beginning of Period	29,703,531	30,142,796
End of Period	19,711,968	29,703,531
Undistributed investment income—net	184,595	321,975
Capital Share Transactions (Shares):
Initial Shares
Shares sold	63,098	108,329
Shares issued for distributions reinvested	81,073	201,075
Shares redeemed	(146,195)	(378,750)
Net Increase (Decrease) in Shares Outstanding	(2,024)	(69,346)
Service Shares
Shares sold	28,910	21,023
Shares issued for distributions reinvested	52,479	109,759
Shares redeemed	(703,822)	(84,512)
Net Increase (Decrease) in Shares Outstanding	(622,433)	46,270

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.58	17.61	20.38	19.43	14.28
Investment Operations:
Investment income—net[a]	.13	.19	.17	.15	.16
Net realized and unrealized gain (loss) on investments	2.25	2.46	(.55)	1.78	5.20
Total from Investment Operations	2.38	2.65	(.38)	1.93	5.36
Distributions:
Dividends from investment income—net	(.21)	(.18)	(.16)	(.18)	(.21)
Dividends from net realized gain on investments	(1.17)	(2.50)	(2.23)	(.80)	—
Total Distributions	(1.38)	(2.68)	(2.39)	(.98)	(.21)
Net asset value, end of period	18.58	17.58	17.61	20.38	19.43
Total Return (%)	14.47	18.32	(2.22)	10.31	37.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.07	1.07	1.03	1.02
Ratio of net expenses to average net assets	1.17	1.07	1.07	1.03	.99
Ratio of net investment income to average net assets	.75	1.20	.92	.79	.95
Portfolio Turnover Rate	91.07	87.64	105.48	66.78	65.33
Net Assets, end of period ($ x 1,000)	18,949	17,958	19,216	21,637	20,605

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.71	17.71	20.48	19.51	14.34
Investment Operations:
Investment income—net[a]	.09	.15	.12	.11	.12
Net realized and unrealized gain (loss) on investments	2.25	2.48	(.55)	1.79	5.22
Total from Investment Operations	2.34	2.63	(.43)	1.90	5.34
Distributions:
Dividends from investment income—net	(.17)	(.13)	(.11)	(.13)	(.17)
Dividends from net realized gain on investments	(1.17)	(2.50)	(2.23)	(.80)	—
Total Distributions	(1.34)	(2.63)	(2.34)	(.93)	(.17)
Net asset value, end of period	18.71	17.71	17.71	20.48	19.51
Total Return (%)	14.07	18.00	(2.50)	10.09	37.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.32	1.32	1.28	1.27
Ratio of net expenses to average net assets	1.42	1.32	1.32	1.28	1.24
Ratio of net investment income to average net assets	.50	.94	.67	.54	.70
Portfolio Turnover Rate	91.07	87.64	105.48	66.78	65.33
Net Assets, end of period ($ x 1,000)	763	11,745	10,927	13,165	15,451

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Core Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

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(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	19,599,584	-	-	19,599,584
Exchange-Traded Funds	39,416	-	-	39,416

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Registered Investment Companies	247,869	-	-	247,869

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $223 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,067,445, undistributed capital gains $2,921,361 and unrealized appreciation $4,497,893.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $315,508 and $528,010, and long-term capital gains $1,909,036 and $3,985,131, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of

22

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $21,385 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $114 for transfer agency services and $15 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $15.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $18,213 pursuant to the custody agreement.

23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $12,443, Distribution Plan fees $157, custodian fees $4,000, Chief Compliance Officer fees $8,406 and transfer agency fees $34.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $23,877,844 and $36,129,173, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $15,388,976; accordingly, accumulated net unrealized appreciation on investments was $4,497,893, consisting of $4,705,256 gross unrealized appreciation and $207,363 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Investment Portfolios, Core Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios)(the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.88% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $1.1682 per share as a long-term capital gain distribution paid on March 23, 2017.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median except for the four-year period when it was slightly below the Performance Group median and it was above the Performance Universe median for all periods except for the ten-year period when it was slightly below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the

28

benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

32

INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Investment Portfolios, Core Value Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0172AR1217

Dreyfus Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, MidCap Stock Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 15.38%, and its Service shares produced a total return of 15.04%.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), produced a total return of 16.24% for the same period.2

Mid-cap stocks gained ground in 2017 amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. The fund lagged the Index, mainly due to security selection shortfalls in the information technology sector and, to a lesser extent, the utilities sector.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis, and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The portfolio managers select stocks through a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary quantitative model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, and sentiment and earnings quality measures.

Rising Corporate Earnings Drove Markets Higher

Equities across all capitalization ranges were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies, which were expected to stimulate greater economic growth and an acceleration of inflation. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. The market rally paused in the spring, but strengthening U.S. labor markets, further corporate earnings growth, and better global economic conditions soon sparked additional market gains. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

In addition, the market’s advance was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy was received calmly by investors, who focused more on improving business conditions and corporate earnings growth. In this environment, mid-cap stocks generally trailed their large-cap counterparts, and growth stocks substantially outperformed value-oriented stocks.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Technology Sector Shortfalls Dampened Relative Performance

Although the fund participated substantially in the Index’s double-digit gains in 2017, its relative performance was constrained by some disappointing security selections in the information technology sector. Most notably, the fund’s holdings of semiconductor and semiconductor equipment companies and software developers generally trailed market averages. In addition, hardware manufacturer NCR Corp. lost value after reducing the earnings guidance it provides to securities analysts. To a lesser degree, the fund’s security selections in the utilities sector weighed on the fund’s relative results.

Among individual stocks in other areas, mattress producer Tempur Sealy International lost value early in the year when a contract with a major retailer was terminated, and industrial company HD Supply Holdings declined when it missed quarterly earnings targets and announced a divestiture that was expected to be dilutive to earnings. Real estate investment trust Tanger Factory Outlet Centers struggled in an increasingly challenging environment for brick-and-mortar retailers.

The fund achieved better relative results in the financials sector, where several banks and insurance companies fared well in anticipation of higher short-term interest rates, reduced corporate taxes, and less stringent regulatory requirements. In the health care sector, medical instruments supplier Mettler-Toledo International demonstrated solid earnings momentum and raised its future earnings guidance. Results among energy companies benefited from relatively light exposure to many of the lagging sector’s weaker performers. Other top gainers for 2017 included homebuilders NVR and KB Home and building products supplier Owens Corning, all of which benefited from earnings that exceeded expectations.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio Initial shares and Service shares and the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, MidCap Stock Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	15.38%	14.52%	9.28%
Service shares	15.04%	14.23%	9.06%
S&P MidCap 400® Index	16.24%	15.01%	9.97%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.56	$5.88
Ending value (after expenses)	$1,104.30	$1,102.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.38	$5.65
Ending value (after expenses)	$1,020.87	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 2.1%
Dana Holding	42,950		1,374,829
Visteon	16,760	[a]	2,097,346
			3,472,175
Banks - 7.5%
Cathay General Bancorp	63,255	[b]	2,667,463
Comerica	27,900		2,421,999
Commerce Bancshares	4,952	[b]	276,520
East West Bancorp	17,095		1,039,889
First Horizon National	143,090		2,860,369
Synovus Financial	61,250		2,936,325
UMB Financial	2,360	[b]	169,731
Washington Federal	12,120		415,110
			12,787,406
Capital Goods - 11.8%
Curtiss-Wright	24,080		2,934,148
Donaldson	62,710		3,069,654
GATX	21,955	[b]	1,364,723
Huntington Ingalls Industries	1,635		385,370
KLX	30,100	[a]	2,054,325
Lennox International	15,365	[b]	3,199,915
Owens Corning	18,310		1,683,421
Spirit AeroSystems Holdings, Cl. A	27,575		2,405,919
Toro	44,670		2,913,824
			20,011,299
Commercial & Professional Services - 1.9%
Copart	32,560	[a]	1,406,266
MSA Safety	23,810		1,845,751
			3,252,017
Consumer Durables & Apparel - 7.4%
Brunswick	33,480		1,848,766
Deckers Outdoor	34,600	[a]	2,776,650
KB Home	83,550	[b]	2,669,422
NVR	640	[a]	2,245,261
Toll Brothers	63,520	[b]	3,050,230
			12,590,329
Consumer Services - 1.3%
Graham Holdings, Cl. B	450		251,258
Royal Caribbean Cruises	16,590		1,978,855
			2,230,113
Diversified Financials - 3.5%
Discover Financial Services	14,020		1,078,418

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Diversified Financials - 3.5% (continued)
Eaton Vance	54,160		3,054,082
SEI Investments	24,470		1,758,414
			5,890,914
Energy - 1.8%
HollyFrontier	60,520		3,099,834
Food, Beverage & Tobacco - 3.4%
Campbell Soup	5,210	[b]	250,653
Conagra Brands	64,080		2,413,894
Ingredion	22,740		3,179,052
			5,843,599
Health Care Equipment & Services - 4.5%
Halyard Health	34,060	[a]	1,572,891
Masimo	28,260	[a]	2,396,448
Varian Medical Systems	4,160	[a]	462,384
WellCare Health Plans	15,930	[a]	3,203,682
			7,635,405
Household & Personal Products - .6%
Edgewell Personal Care	18,050	[a,b]	1,071,990
Insurance - 5.8%
CNO Financial Group	114,250		2,820,832
Old Republic International	113,280		2,421,926
Primerica	26,915		2,733,218
Reinsurance Group of America	11,805		1,840,754
			9,816,730
Materials - 8.4%
Chemours	39,020		1,953,341
FMC	1,810		171,335
Freeport-McMoRan	77,860	[a]	1,476,226
Greif, Cl. A	17,960	[b]	1,088,017
Huntsman	12,490		415,792
Louisiana-Pacific	96,090	[a]	2,523,323
Owens-Illinois	112,860	[a]	2,502,106
Sensient Technologies	10,570		773,196
Westlake Chemical	22,220		2,367,097
Worthington Industries	22,545		993,333
			14,263,766
Media - 1.9%
John Wiley & Sons, Cl. A	20,700		1,361,025
Meredith	28,150	[b]	1,859,307
			3,220,332
Pharmaceuticals, Biotechnology & Life Sciences - 5.6%
Agilent Technologies	11,080		742,027
Catalent	63,970	[a]	2,627,888

8

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 5.6% (continued)
Charles River Laboratories International	23,540	[a]	2,576,453
Mettler-Toledo International	2,310	[a]	1,431,091
United Therapeutics	12,445	[a]	1,841,238
Waters	1,210	[a]	233,760
			9,452,457
Real Estate - 6.5%
CoreCivic	6,470	[c]	145,575
First Industrial Realty Trust	84,320	[c]	2,653,550
Hospitality Properties Trust	16,075	[c]	479,839
Kilroy Realty	18,555	[c]	1,385,131
Lamar Advertising, Cl. A	36,595	[b,c]	2,716,813
LaSalle Hotel Properties	20,420	[b,c]	573,189
Piedmont Office Realty Trust, Cl. A	17,880	[c]	350,627
Potlatch	23,430	[c]	1,169,157
Tanger Factory Outlet Centers	18,480	[b,c]	489,905
Urban Edge Properties	12,030	[b,c]	306,645
Weingarten Realty Investors	24,850	[c]	816,820
			11,087,251
Retailing - 2.0%
Best Buy	10,810		740,161
Big Lots	46,610	[b]	2,617,151
			3,357,312
Semiconductors & Semiconductor Equipment - 3.7%
Cirrus Logic	48,270	[a]	2,503,282
Lam Research	1,280		235,610
Microsemi	4,920	[a]	254,118
ON Semiconductor	106,470	[a]	2,229,482
Skyworks Solutions	11,220		1,065,339
			6,287,831
Software & Services - 8.7%
Acxiom	16,010	[a]	441,236
CDK Global	28,630		2,040,747
Citrix Systems	3,205	[a]	282,040
Convergys	82,375	[b]	1,935,812
DST Systems	32,390		2,010,447
Fair Isaac	15,410		2,360,812
Manhattan Associates	47,470	[a,b]	2,351,664
MAXIMUS	40,950		2,931,201
VeriSign	3,080	[a,b]	352,475
			14,706,434
Technology Hardware & Equipment - 7.6%
F5 Networks	6,750	[a]	885,735

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Technology Hardware & Equipment - 7.6% (continued)
Jabil	90,630		2,379,037
Juniper Networks	75,030		2,138,355
NCR	67,335	[a]	2,288,717
Tech Data	8,750	[a]	857,238
Vishay Intertechnology	119,160	[b]	2,472,570
Western Digital	20,420		1,624,003
Zebra Technologies, Cl. A	2,640	[a]	274,032
			12,919,687
Utilities - 3.0%
MDU Resources Group	103,280		2,776,166
New Jersey Resources	31,180		1,253,436
PNM Resources	7,480		302,566
Westar Energy	13,200		696,960
			5,029,128
Total Common Stocks (cost $134,386,177)			168,026,009

Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,813,429)	1,813,429	[d]	1,813,429

Investment of Cash Collateral for Securities Loaned - 3.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $5,638,451)	5,638,451	[d]	5,638,451
Total Investments (cost $141,838,057)	103.4%		175,477,889
Liabilities, Less Cash and Receivables	(3.4%)		(5,754,615)
Net Assets	100.0%		169,723,274

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $14,471,941 and the value of the collateral held by the fund was $14,863,580, consisting of cash collateral of $5,638,451 and U.S. Government & Agency securities valued at $9,225,129.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.8
Software & Services	8.7
Materials	8.4
Technology Hardware & Equipment	7.6
Banks	7.5
Consumer Durables & Apparel	7.4
Real Estate	6.5
Insurance	5.8
Pharmaceuticals, Biotechnology & Life Sciences	5.6
Health Care Equipment & Services	4.5
Money Market Investments	4.4
Semiconductors & Semiconductor Equipment	3.7
Diversified Financials	3.5
Food, Beverage & Tobacco	3.4
Utilities	3.0
Automobiles & Components	2.1
Retailing	2.0
Commercial & Professional Services	1.9
Media	1.9
Energy	1.8
Consumer Services	1.3
Household & Personal Products	.6
103.4

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,199,499	32,570,982	31,957,052	1,813,429	1.1	6,248
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	12,494,102	112,524,811	119,380,462	5,638,451	3.3	-
Total	13,693,601	145,095,793	151,337,514	7,451,880	4.4	6,248

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,471,941)—Note 1(b):
Unaffiliated issuers	134,386,177	168,026,009
Affiliated issuers	7,451,880	7,451,880
Cash		31,779
Dividends and securities lending income receivable		209,262
Prepaid expenses		4,310
		175,723,240
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		139,283
Liability for securities on loan—Note 1(b)		5,638,451
Payable for shares of Beneficial Interest redeemed		148,135
Interest payable—Note 2		994
Accrued expenses		73,103
		5,999,966
Net Assets ($)		169,723,274
Composition of Net Assets ($):
Paid-in capital		116,167,813
Accumulated undistributed investment income—net		798,237
Accumulated net realized gain (loss) on investments		19,117,392
Accumulated net unrealized appreciation (depreciation) on investments		33,639,832
Net Assets ($)		169,723,274

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	92,775,603	76,947,671
Shares Outstanding	4,112,992	3,427,550
Net Asset Value Per Share ($)	22.56	22.45

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,506,736
Affiliated issuers	6,248
Income from securities lending—Note 1(b)	38,540
Total Income	2,551,524
Expenses:
Management fee—Note 3(a)	1,388,334
Distribution fees—Note 3(b)	172,800
Professional fees	63,862
Trustees’ fees and expenses—Note 3(c)	55,871
Prospectus and shareholders’ reports	53,107
Custodian fees—Note 3(b)	13,986
Loan commitment fees—Note 2	4,956
Shareholder servicing costs—Note 3(b)	1,344
Interest expense—Note 2	1,064
Miscellaneous	19,439
Total Expenses	1,774,763
Less—reduction in fees due to earnings credits—Note 3(b)	(115)
Net Expenses	1,774,648
Investment Income—Net	776,876
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,205,766
Net unrealized appreciation (depreciation) on investments	5,929,234
Net Realized and Unrealized Gain (Loss) on Investments	25,135,000
Net Increase in Net Assets Resulting from Operations	25,911,876

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	776,876	1,868,362
Net realized gain (loss) on investments	19,205,766	3,001,502
Net unrealized appreciation (depreciation) on investments	5,929,234	19,665,475
Net Increase (Decrease) in Net Assets Resulting from Operations	25,911,876	24,535,339
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(1,318,278)	(1,238,123)
Service Shares	(571,428)	(437,208)
Net realized gain on investments:
Initial Shares	(1,947,592)	(8,219,760)
Service Shares	(1,048,153)	(3,656,285)
Total Distributions	(4,885,451)	(13,551,376)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,641,567	9,957,409
Service Shares	16,117,819	15,951,441
Distributions reinvested:
Initial Shares	3,265,870	9,457,883
Service Shares	1,619,581	4,093,493
Cost of shares redeemed:
Initial Shares	(54,096,819)	(26,474,897)
Service Shares	(13,049,664)	(9,488,390)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(38,501,646)	3,496,939
Total Increase (Decrease) in Net Assets	(17,475,221)	14,480,902
Net Assets ($):
Beginning of Period	187,198,495	172,717,593
End of Period	169,723,274	187,198,495
Undistributed investment income—net	798,237	1,911,067
Capital Share Transactions (Shares):
Initial Shares
Shares sold	360,786	530,948
Shares issued for distributions reinvested	163,702	537,991
Shares redeemed	(2,544,770)	(1,445,546)
Net Increase (Decrease) in Shares Outstanding	(2,020,282)	(376,607)
Service Shares
Shares sold	781,309	863,832
Shares issued for distributions reinvested	81,427	233,381
Shares redeemed	(633,009)	(514,524)
Net Increase (Decrease) in Shares Outstanding	229,727	582,689

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	20.09	18.95	23.03	20.87	15.68
Investment Operations:
Investment income—net[a]	.10	.21	.18	.14	.20
Net realized and unrealized gain (loss) on investments	2.92	2.50	(.50)	2.35	5.24
Total from Investment Operations	3.02	2.71	(.32)	2.49	5.44
Distributions:
Dividends from investment income—net	(.22)	(.21)	(.14)	(.21)	(.25)
Dividends from net realized gain on investments	(.33)	(1.36)	(3.62)	(.12)	-
Total Distributions	(.55)	(1.57)	(3.76)	(.33)	(.25)
Net asset value, end of period	22.56	20.09	18.95	23.03	20.87
Total Return (%)	15.38	15.47	(2.29)	12.09	34.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.85	.85	.85	.86
Ratio of net expenses to average net assets	.87	.85	.85	.85	.86
Ratio of net investment income to average net assets	.50	1.16	.89	.64	1.11
Portfolio Turnover Rate	64.86	65.52	80.27	83.06	68.72
Net Assets, end of period ($ x 1,000)	92,776	123,226	123,354	160,482	158,682

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	20.00	18.88	22.97	20.83	15.65
Investment Operations:
Investment income—net[a]	.06	.17	.15	.09	.16
Net realized and unrealized gain (loss) on investments	2.90	2.47	(.52)	2.34	5.23
Total from Investment Operations	2.96	2.64	(.37)	2.43	5.39
Distributions:
Dividends from investment income—net	(.18)	(.16)	(.10)	(.17)	(.21)
Dividends from net realized gain on investments	(.33)	(1.36)	(3.62)	(.12)	-
Total Distributions	(.51)	(1.52)	(3.72)	(.29)	(.21)
Net asset value, end of period	22.45	20.00	18.88	22.97	20.83
Total Return (%)	15.04	15.20	(2.52)	11.76	34.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.10	1.10	1.10	1.11
Ratio of net expenses to average net assets	1.12	1.10	1.10	1.10	1.11
Ratio of net investment income to average net assets	.28	.94	.72	.40	.86
Portfolio Turnover Rate	64.86	65.52	80.27	83.06	68.72
Net Assets, end of period ($ x 1,000)	76,948	63,972	49,363	35,213	23,838

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

19

NOTES TO FINANCIAL STATEMENTS (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

20

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities- Domestic Common Stocks†	168,026,009	-	-	168,026,009
Registered Investment Companies	7,451,880	-	-	7,451,880

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $7,738 from lending portfolio securities, pursuant to the securities lending agreement.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,057,402, undistributed capital gains $15,941,184 and unrealized appreciation $33,516,329.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $1,889,706 and $1,675,331, and long-term capital gains $2,995,745 and $11,876,045, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4,

22

2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2017 was approximately $46,000 with a related weighted average annualized interest rate of 2.31%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $172,800 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $896 for transfer agency services and $115 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $115.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $13,986 pursuant to the custody agreement.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $109,957, Distribution Plan fees $16,043, custodian fees $4,589, Chief Compliance Officer fees $8,406 and transfer agency fees $288.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $119,484,881 and $162,587,413, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $141,961,560; accordingly, accumulated net unrealized appreciation on investments was $33,516,329, consisting of $35,326,382 gross unrealized appreciation and $1,810,053 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Investment Portfolios, MidCap Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios)(the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.96% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $0.3265 per share as a long-term capital gain distribution paid on March 22, 2017.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods except for the one-year period when it was below the median and below the Performance Universe medians for all periods except the five- and ten-year periods when it was above the median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median during certain periods when the fund’s performance was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians, and the fund’s total expense ratio was slightly below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

28

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

32

INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Investment Portfolios, MidCap Stock Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0174AR1217

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by portfolio managers Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, of Mellon Capital Management Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 12.40%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 13.23% total return for the same period.2,3

Small-cap stocks gained ground amid improving economic conditions, better-than-expected corporate earnings, and in anticipation of more stimulative U.S. government policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

Effective November 8, 2017, to pursue its goal, the fund generally invests in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index.

Prior to November 8, 2017, the fund invested in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index.

Rising Corporate Earnings Drove Markets Higher

Equities across all capitalization ranges were reenergized in the weeks prior to the start of 2017 when investors anticipated greater economic growth stemming from lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new U.S. presidential administration. In early 2017, better-than-expected corporate earnings and the onset of synchronized global economic growth drove the Index to a series of new highs. Small-cap stocks gave back the year’s previous gains in August, but the market rally resumed over the final four months of the year as investors looked forward to the passage of federal tax-reform legislation that contained provisions to substantially reduce corporate tax rates.

The market’s advance was supported throughout the reporting period by measured, well-telegraphed shifts in monetary policy from the Federal Reserve Board (the “Fed”). Although rising interest rates historically have tended to undermine investor sentiment toward stocks,

3

DISCUSSION OF FUND PERFORMANCE (continued)

the Fed’s gradual approach to withdrawing economic stimulus—including short-term interest-rate hikes in December, March, and June and the start of asset sales in October—was received calmly by investors, who focused more on rising corporate earnings. In this environment, small-cap stocks generally lagged their large- and mid-cap counterparts.

Health Care Stocks Led the Market’s Advance

The Index’s robust results over the reporting period were led by the health care sector as investors responded favorably to faster regulatory approvals for drugs and medical devices and looked forward to lower corporate tax rates. In addition, demand for health care services continued to rise from an aging population, spurring efforts among companies to achieve greater efficiencies through new technologies. In the industrials sector, better-than-expected earnings reports and improved domestic business conditions helped propel smaller companies’ stock prices higher. Machinery producers particularly benefited from rising demand from large manufacturers as well as from governments seeking to recover from hurricanes, wildfires, and other natural disasters. Other winners in the industrials sector included suppliers to the aerospace industry, defense contractors, manufacturers of 3-D printing equipment, mining equipment producers, and makers of robotics and other factory automation technologies.

The consumer discretionary sector fared well in the midst of stronger economic growth and strengthening labor markets, which helped boost consumer confidence. Casino operators and gambling equipment producers particularly benefited from higher levels of disposable income among vacationers. Moreover, homebuilders gained value when homeownership increased and mortgage rates remained relatively low.

On the other hand, the energy sector lost considerable value in light of low oil prices early in the reporting period, a trade dispute with Canada that undermined coal export volumes, and the rising cost of materials used in North American shale oil-and-gas production. The telecommunication services sector produced roughly flat returns during the year when investors preferred more growth-oriented market segments. Finally, while the consumer staples sector produced double-digit returns, intensifying online competition dampened the business prospects and stock prices of brick-and-mortar food retailers.

At times during the reporting period, the fund employed futures contracts in its efforts to replicate the Index’s return.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. and global economic expansions show no signs of slowing, and corporate earnings have continued to exceed many analysts’ expectations. However, the small-cap stock market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have

4

continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The Dreyfus Corporation has agreed to pay all of the fund’s expenses except management fees, Rule 12b-1 fees, and certain other expenses, including fees and expenses of the non-interested board members and their counsel.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”), and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio and the S&P SmallCap 600® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Portfolio	12.40%	15.35%	9.95%
S&P SmallCap 600® Index	13.23%	15.99%	10.43%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017

Expenses paid per $1,000†	$3.17
Ending value (after expenses)	$1,097.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.7%
Automobiles & Components - 1.9%
American Axle & Manufacturing Holdings	69,008	[a]	1,175,206
Cooper-Standard Holdings	11,043	[a]	1,352,767
Dorman Products	21,959	[a]	1,342,573
Fox Factory Holding	27,463	[a]	1,066,938
Gentherm	26,291	[a]	834,739
LCI Industries	17,599	[b]	2,287,870
Motorcar Parts of America	15,495	[a]	387,220
Standard Motor Products	15,343		689,054
Superior Industries International	15,892		235,996
Winnebago Industries	19,949	[b]	1,109,164
			10,481,527
Banks - 9.3%
Ameris Bancorp	27,390		1,320,198
Banc of California	30,087	[b]	621,297
Bank Mutual	32,534	[b]	346,487
Banner	22,484		1,239,318
BofI Holding	37,777	[a,b]	1,129,532
Boston Private Financial Holdings	60,252		930,893
Brookline Bancorp	54,102		849,401
Central Pacific Financial	21,570		643,433
City Holding	11,305	[b]	762,748
Columbia Banking System	51,990		2,258,446
Community Bank System	35,899	[b]	1,929,571
Customers Bancorp	20,836	[a]	541,528
CVB Financial	72,942	[b]	1,718,514
Dime Community Bancshares	21,475		449,901
Fidelity Southern	15,414		336,025
First BanCorp	122,632	[a]	625,423
First Commonwealth Financial	71,867		1,029,135
First Financial Bancorp	44,320		1,167,832
First Financial Bankshares	47,672	[b]	2,147,624
First Midwest Bancorp	72,672		1,744,855
Glacier Bancorp	55,547	[b]	2,187,996
Great Western Bancorp	41,103		1,635,899
Hanmi Financial	23,250		705,638
HomeStreet	18,968	[a,b]	549,124
Hope Bancorp	91,149		1,663,469
Independent Bank	19,414	[b]	1,356,068
LegacyTexas Financial Group	29,177		1,231,561
LendingTree	5,236	[a,b]	1,782,596

8

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Banks - 9.3% (continued)
Meta Financial Group	6,394	[b]	592,404
National Bank Holdings, Cl. A	19,150		621,035
NBT Bancorp	31,034	[b]	1,142,051
NMI Holdings, Cl. A	38,912	[a]	661,504
Northfield Bancorp	33,292	[b]	568,627
Northwest Bancshares	69,829	[b]	1,168,239
OFG Bancorp	33,404		313,998
Old National Bancorp	95,402		1,664,765
Opus Bank	12,024	[a,b]	328,255
Oritani Financial	28,289		463,940
Pacific Premier Bancorp	27,960	[a]	1,118,400
Provident Financial Services	42,801		1,154,343
S&T Bancorp	24,737	[b]	984,780
ServisFirst Bancshares	31,870	[b]	1,322,605
Simmons First National, Cl. A	27,112	[b]	1,548,095
Southside Bancshares	19,746	[b]	665,045
Tompkins Financial	8,734	[b]	710,511
TrustCo Bank	73,889		679,779
United Community Banks	50,109		1,410,067
Walker & Dunlop	19,981	[a]	949,098
Westamerica Bancorporation	18,802	[b]	1,119,659
			52,091,712
Capital Goods - 11.5%
AAON	28,216	[b]	1,035,527
AAR	22,521		884,850
Actuant, Cl. A	40,824	[b]	1,032,847
Aegion	22,030	[a]	560,223
Aerojet Rocketdyne Holdings	52,520	[a]	1,638,624
Aerovironment	15,071	[a,b]	846,387
Alamo Group	7,108	[b]	802,280
Albany International, Cl. A	20,531	[b]	1,261,630
American Woodmark	10,183	[a]	1,326,336
Apogee Enterprises	21,310		974,506
Applied Industrial Technologies	28,291		1,926,617
Astec Industries	14,022		820,287
Axon Enterprise	36,932	[a,b]	978,698
AZZ	17,767		907,894
Barnes Group	35,845	[b]	2,267,913
Briggs & Stratton	28,970		734,969
Chart Industries	21,138	[a,b]	990,527
CIRCOR International	11,283	[b]	549,256
Comfort Systems USA	27,329		1,192,911
Cubic	17,778		1,048,013

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Capital Goods - 11.5% (continued)
DXP Enterprises	11,135	[a]	329,262
Encore Wire	13,980	[b]	680,127
Engility Holdings	12,341	[a,b]	350,114
EnPro Industries	14,874	[b]	1,390,868
ESCO Technologies	18,278	[b]	1,101,249
Federal Signal	42,228		848,361
Franklin Electric	27,740		1,273,266
General Cable	35,133		1,039,937
Gibraltar Industries	24,251	[a]	800,283
Griffon	22,456		456,980
Harsco	58,662	[a]	1,094,046
Hillenbrand	44,899		2,006,985
Insteel Industries	12,523		354,651
John Bean Technologies	22,265	[b]	2,466,962
Kaman	19,675	[b]	1,157,677
Lindsay	7,198	[b]	634,864
Lydall	12,644	[a]	641,683
Mercury Systems	34,180	[a,b]	1,755,143
Moog, Cl. A	23,498	[a]	2,040,801
Mueller Industries	41,139		1,457,555
MYR Group	10,613	[a]	379,202
National Presto Industries	4,074	[b]	405,159
Orion Group Holdings	13,205	[a]	103,395
Patrick Industries	17,608	[a]	1,222,876
PGT Innovations	34,968	[a]	589,211
Powell Industries	6,957		199,318
Proto Labs	17,628	[a]	1,815,684
Quanex Building Products	26,319	[b]	615,865
Raven Industries	25,504	[b]	876,062
Simpson Manufacturing	29,817	[b]	1,711,794
SPX	31,793	[a]	997,982
SPX FLOW	30,071	[a]	1,429,876
Standex International	8,749		891,086
Tennant	12,070	[b]	876,886
The Greenbrier Companies	19,851	[b]	1,058,058
Titan International	33,293	[b]	428,814
Trex	20,706	[a,b]	2,244,323
Triumph Group	34,844	[b]	947,757
Universal Forest Products	42,723		1,607,239
Veritiv	6,222	[a]	179,816
Vicor	11,377	[a,b]	237,779
Wabash National	42,867	[b]	930,214

10

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Capital Goods - 11.5% (continued)
Watts Water Technologies, Cl. A	19,674		1,494,240
			64,903,745
Commercial & Professional Services - 5.1%
ABM Industries	38,696	[b]	1,459,613
Brady, Cl. A	34,267		1,298,719
Essendant	29,363		272,195
Exponent	18,277		1,299,495
Forrester Research	6,829		301,842
FTI Consulting	27,075	[a]	1,163,142
Healthcare Services Group	51,920	[b]	2,737,222
Heidrick & Struggles International	13,261		325,558
Insperity	27,192		1,559,461
Interface	42,913		1,079,262
Kelly Services, Cl. A	22,313		608,476
Korn/Ferry International	40,512		1,676,387
LSC Communications	23,271		352,556
Matthews International, Cl. A	23,258		1,228,022
Mobile Mini	31,329	[b]	1,080,850
Multi-Color	9,241		691,689
Navigant Consulting	32,539	[a]	631,582
On Assignment	34,774	[a]	2,234,925
R.R. Donnelley & Sons Co.	50,747		471,947
Resources Connection	19,876		307,084
Team	17,910	[a,b]	266,859
Tetra Tech	40,419		1,946,175
TrueBlue	29,522	[a]	811,855
UniFirst	10,735	[b]	1,770,201
US Ecology	15,424	[b]	786,624
Viad	14,194		786,348
WageWorks	28,875	[a]	1,790,250
			28,938,339
Consumer Durables & Apparel - 4.1%
Callaway Golf	69,591	[b]	969,403
Cavco Industries	6,002	[a,b]	915,905
Crocs	51,476	[a,b]	650,657
Ethan Allen Interiors	18,853		539,196
Fossil Group	30,672	[a,b]	238,321
G-III Apparel Group	29,208	[a]	1,077,483
Installed Building Products	14,860	[a]	1,128,617
iRobot	19,858	[a,b]	1,523,109
La-Z-Boy	35,470		1,106,664
LGI Homes	11,976	[a,b]	898,559
M.D.C. Holdings	32,081		1,022,742

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Consumer Durables & Apparel - 4.1% (continued)
M/I Homes	19,841	[a]	682,530
Meritage Homes	26,844	[a]	1,374,413
Movado Group	12,012		386,786
Nautilus	24,151	[a,b]	322,416
Oxford Industries	12,638		950,251
Perry Ellis International	9,138	[a]	228,816
Steven Madden	37,819	[a]	1,766,147
Sturm Ruger & Co.	12,336	[b]	688,966
TopBuild	25,440	[a]	1,926,826
Unifi	11,948	[a]	428,575
Universal Electronics	10,076	[a,b]	476,091
Vera Bradley	13,964	[a]	170,082
Vista Outdoor	39,238	[a,b]	571,698
William Lyon Homes, Cl. A	20,119	[a]	585,061
Wolverine World Wide	68,140		2,172,303
			22,801,617
Consumer Services - 3.5%
Alarm.com Holdings	17,710	[a]	668,553
American Public Education	10,067	[a]	252,178
Belmond, Cl. A	55,195	[a]	676,139
Biglari Holdings	597	[a]	247,397
BJ's Restaurants	12,908	[b]	469,851
Boyd Gaming	57,549	[b]	2,017,092
Capella Education	8,181		633,209
Career Education	46,458	[a]	561,213
Chuy's Holdings	11,889	[a,b]	333,486
Dave & Buster's Entertainment	29,299	[a]	1,616,426
DineEquity	12,356	[b]	626,820
El Pollo Loco Holdings	15,034	[a,b]	148,837
Fiesta Restaurant Group	17,884	[a,b]	339,796
Marcus	12,090		330,662
Marriott Vacations Worldwide	16,779	[b]	2,268,689
Monarch Casino & Resort	7,788	[a]	349,058
Penn National Gaming	61,005	[a]	1,911,287
Red Robin Gourmet Burgers	9,224	[a,b]	520,234
Regis	22,391	[a]	343,926
Ruth's Hospitality Group	20,971	[b]	454,022
Scientific Games, Cl. A	37,397	[a]	1,918,466
Shake Shack, Cl. A	12,946	[a,b]	559,267
Sonic	28,707	[b]	788,868
Strayer Education	7,765		695,589
Wingstop	20,762		809,303
			19,540,368

12

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Diversified Financials - 2.9%
Donnelley Financial Solutions	23,529	[a]	458,580
Encore Capital Group	16,740	[a]	704,754
Enova International	24,087	[a]	366,122
Evercore Partners, Cl. A	27,536		2,478,240
EZCORP, Cl. A	34,772	[a]	424,218
Financial Engines	45,337	[b]	1,373,711
FirstCash	33,517		2,260,722
Green Dot, Cl. A	31,934	[a]	1,924,343
Greenhill & Co.	18,832	[b]	367,224
Interactive Brokers Group, Cl. A			0
INTL. FCStone	9,952	[a]	423,259
Investment Technology Group	21,005		404,346
Piper Jaffray	10,016		863,880
PRA Group	30,955	[a,b]	1,027,706
Virtus Investment Partners	4,939	[b]	568,232
Waddell & Reed Financial, Cl. A	59,272	[b]	1,324,136
WisdomTree Investments	84,765	[b]	1,063,801
World Acceptance	4,531	[a]	365,742
			16,399,016
Energy - 3.4%
Archrock	48,318		507,339
Bill Barrett	72,516	[a]	372,007
Bristow Group	24,254	[b]	326,701
CARBO Ceramics	17,978	[a,b]	183,016
Carrizo Oil & Gas	55,469	[a,b]	1,180,380
Cloud Peak Energy	53,169	[a]	236,602
Consol Energy	18,352		725,088
Denbury Resources	293,527	[a]	648,695
Era Group	14,812	[a]	159,229
Exterran	22,108	[a]	695,076
Geospace Technologies	11,124	[a]	144,278
Green Plains	25,956	[b]	437,359
Gulf Island Fabrication	9,026		121,174
Helix Energy Solutions Group	96,913	[a]	730,724
Matrix Service	19,739	[a]	351,354
McDermott International	207,675	[a]	1,366,501
Newpark Resources	58,840	[a]	506,024
Noble	179,926	[a,b]	813,266
Oil States International	37,140	[a,b]	1,051,062
Par Pacific Holdings	18,441	[a]	355,542
PDC Energy	46,232	[a,b]	2,382,797
Pioneer Energy Services	56,043	[a]	170,931
REX American Resources	4,341	[a,b]	359,391

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Energy - 3.4% (continued)
SEACOR Holdings	11,347	[a]	524,458
SRC Energy	165,054	[a,b]	1,407,911
TETRA Technologies	81,691	[a]	348,821
Unit	38,732	[a,b]	852,104
US Silica Holdings	57,906	[b]	1,885,419
			18,843,249
Food & Staples Retailing - .3%
Andersons	18,136		564,936
SpartanNash	27,857		743,225
SUPERVALU	29,290	[a]	632,664
			1,940,825
Food, Beverage & Tobacco - 2.0%
B&G Foods	47,084	[b]	1,655,003
Bob Evans Farms	13,732	[b]	1,082,356
Calavo Growers	11,842	[b]	999,465
Cal-Maine Foods	21,038	[a]	935,139
Coca-Cola Bottling Co. Consolidated	3,215	[b]	692,061
Darling Ingredients	115,280	[a]	2,090,026
J&J Snack Foods	10,538		1,599,985
John B. Sanfilippo & Son	6,388		404,041
Phibro Animal Health, Cl. A	15,461		517,944
Seneca Foods, Cl. A	3,166	[a]	97,355
Universal	18,731		983,378
			11,056,753
Health Care Equipment & Services - 8.3%
Abaxis	16,834	[b]	833,620
Aceto	21,592		223,045
Almost Family	8,542	[a]	472,800
Amedisys	19,779	[a]	1,042,551
AMN Healthcare Services	34,466	[a,b]	1,697,450
Analogic	8,925		747,469
AngioDynamics	26,460	[a]	440,030
Anika Therapeutics	9,875	[a]	532,361
BioTelemetry	22,486	[a,b]	672,331
Cantel Medical	25,203		2,592,633
Chemed	11,356	[b]	2,759,735
Community Health Systems	86,650	[a,b]	369,129
Computer Programs & Systems	8,658		260,173
CONMED	16,592		845,694
CorVel	7,586	[a]	401,299
Cross Country Healthcare	22,752	[a]	290,316
CryoLife	22,537	[a,b]	431,584
Cutera	9,930	[a]	450,326

14

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Health Care Equipment & Services - 8.3% (continued)
Diplomat Pharmacy	33,774	[a]	677,844
Ensign Group	33,906	[b]	752,713
Haemonetics	37,585	[a]	2,182,937
HealthEquity	36,969	[a,b]	1,724,974
HealthStream	18,166	[a]	420,725
Heska	4,586	[a]	367,843
HMS Holdings	61,145	[a]	1,036,408
ICU Medical	10,690	[a,b]	2,309,040
Inogen	12,343	[a]	1,469,804
Integer Holdings	20,997	[a]	951,164
Integra LifeSciences Holdings	45,040	[a,b]	2,155,614
Invacare	23,155	[b]	390,162
Kindred Healthcare	59,570		577,829
Lantheus Holdings	20,387	[a]	416,914
LeMaitre Vascular	10,560	[b]	336,230
LHC Group	11,843	[a]	725,384
Magellan Health	16,707	[a]	1,613,061
Meridian Bioscience	32,538		455,532
Merit Medical Systems	35,142	[a]	1,518,134
Natus Medical	22,267	[a]	850,599
Neogen	27,200	[a]	2,236,112
Omnicell	26,913	[a]	1,305,280
OraSure Technologies	41,094	[a]	775,033
Orthofix International	12,932	[a]	707,380
Providence Service	7,760	[a]	460,478
Quality Systems	34,810	[a]	472,720
Quorum Health	16,979	[a]	105,949
Select Medical Holdings	74,771	[a]	1,319,708
Surmodics	7,706	[a]	215,768
Tactile Systems Technology	10,204	[a]	295,712
Tivity Health	24,499	[a,b]	895,438
U.S. Physical Therapy	8,450		610,090
Varex Imaging	27,297		1,096,520
			46,491,645
Household & Personal Products - .6%
Central Garden & Pet	7,528	[a,b]	292,990
Central Garden & Pet, Cl. A	24,688	[a]	930,984
Inter Parfums	12,560	[b]	545,732
Medifast	7,587		529,648
WD-40	9,590	[b]	1,131,620
			3,430,974

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Insurance - 3.2%
American Equity Investment Life Holding	63,432		1,949,265
AMERISAFE	13,626		839,362
eHealth	9,492	[a]	164,876
Employers Holdings	22,932		1,018,181
HCI Group	5,554	[b]	166,065
Horace Mann Educators	28,772		1,268,845
Infinity Property & Casualty	7,636		809,416
Maiden Holdings	50,606	[b]	334,000
Navigators Group	15,847		771,749
ProAssurance	37,991		2,171,186
RLI	26,971		1,636,061
Safety Insurance Group	11,272		906,269
Selective Insurance Group	42,073		2,469,685
Stewart Information Services	17,811		753,405
Third Point Reinsurance	62,086	[a,b]	909,560
United Fire Group	14,929		680,464
United Insurance Holdings	12,380		213,555
Universal Insurance Holdings	23,471		641,932
			17,703,876
Materials - 5.3%
A. Schulman	20,975		781,319
AdvanSix	21,712	[a]	913,424
AK Steel Holding	226,161	[a,b]	1,280,071
American Vanguard	18,894		371,267
Balchem	22,488		1,812,533
Boise Cascade	27,691		1,104,871
Calgon Carbon	34,688	[b]	738,854
Century Aluminum	35,139	[a,b]	690,130
Clearwater Paper	12,329	[a]	559,737
Deltic Timber	7,931		726,083
Flotek Industries	31,941	[a]	148,845
FutureFuel	20,611		290,409
H.B. Fuller	36,148	[b]	1,947,293
Hawkins	5,587		196,662
Haynes International	7,911		253,548
Ingevity	30,587	[a]	2,155,466
Innophos Holdings	14,778		690,576
Innospec	16,403		1,158,052
Kaiser Aluminum	12,363		1,320,987
KapStone Paper and Packaging	63,097		1,431,671
Koppers Holdings	14,814	[a]	754,033
Kraton	22,140	[a]	1,066,484

16

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Materials - 5.3% (continued)
LSB Industries	14,961	[a]	131,058
Materion	14,420		700,812
Myers Industries	16,620		324,090
Neenah Paper	11,640	[b]	1,055,166
Olympic Steel	7,105		152,686
P.H. Glatfelter	30,741		659,087
Quaker Chemical	9,347		1,409,434
Rayonier Advanced Materials	36,887	[b]	754,339
Schweitzer-Mauduit International	20,881		947,162
Stepan	14,241		1,124,612
SunCoke Energy	46,193	[a]	553,854
TimkenSteel	27,398	[a,b]	416,176
Tredegar	17,737		340,550
US Concrete	10,751	[a,b]	899,321
			29,860,662
Media - .9%
E.W. Scripps, Cl. A	39,009	[a,b]	609,711
Gannett Company	79,724	[b]	924,001
New Media Investment Group	34,967	[b]	586,746
Scholastic	20,403		818,364
Time	72,535		1,338,271
World Wrestling Entertainment, Cl. A	27,679	[b]	846,424
			5,123,517
Pharmaceuticals, Biotechnology & Life Sciences - 4.9%
Acorda Therapeutics	33,018	[a,b]	708,236
AMAG Pharmaceuticals	26,915	[a,b]	356,623
Amphastar Pharmaceuticals	26,548	[a,b]	510,784
ANI Pharmaceuticals	6,181	[a,b]	398,365
Cambrex	23,149	[a]	1,111,152
Corcept Therapeutics	67,094	[a,b]	1,211,718
Cytokinetics	37,652	[a]	306,864
Depomed	46,456	[a]	373,971
Eagle Pharmaceuticals	6,291	[a,b]	336,065
Emergent BioSolutions	25,298	[a]	1,175,598
Enanta Pharmaceuticals	9,377	[a]	550,242
Impax Laboratories	52,631	[a]	876,306
Innoviva	55,152	[a]	782,607
Lannett	19,961	[a,b]	463,095
Ligand Pharmaceuticals	15,011	[a,b]	2,055,456
Luminex	29,317		577,545
Medicines	45,884	[a,b]	1,254,469
MiMedx Group	76,609	[a,b]	966,039
Momenta Pharmaceuticals	54,557	[a]	761,070

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 4.9% (continued)
Myriad Genetics	48,463	[a,b]	1,664,462
Nektar Therapeutics	111,424	[a]	6,654,241
Progenics Pharmaceuticals	51,155	[a,b]	304,372
Repligen	25,791	[a,b]	935,697
Spectrum Pharmaceuticals	62,329	[a]	1,181,135
Sucampo Pharmaceuticals, Cl. A	18,058	[a,b]	324,141
Supernus Pharmaceuticals	36,505	[a,b]	1,454,724
			27,294,977
Real Estate - 6.5%
Acadia Realty Trust	59,299	[b,c]	1,622,421
Agree Realty	20,668	[c]	1,063,162
American Assets Trust	29,405	[c]	1,124,447
Apollo Commercial Real Estate Finance	69,354	[b,c]	1,279,581
Armada Hoffler Properties	31,557	[b,c]	490,080
ARMOUR Residential REIT	29,554	[c]	760,129
Capstead Mortgage	67,802	[c]	586,487
CareTrust REIT	55,881	[c]	936,566
CBL & Associates Properties	126,286	[b,c]	714,779
Cedar Realty Trust	56,791	[c]	345,289
Chatham Lodging Trust	31,732	[c]	722,220
Chesapeake Lodging Trust	42,794	[c]	1,159,289
Community Healthcare Trust	12,135	[b,c]	340,994
DiamondRock Hospitality	144,419	[c]	1,630,491
Easterly Government Properties	31,134	[b,c]	664,400
EastGroup Properties	24,494	[c]	2,164,780
Four Corners Property Trust	42,195	[c]	1,084,411
Franklin Street Properties	75,767	[c]	813,738
Getty Realty	23,599	[c]	640,949
Government Properties Income Trust	70,155	[b,c]	1,300,674
Hersha Hospitality Trust	30,606	[c]	532,544
HFF, Cl. A	26,100		1,269,504
Independence Realty Trust	58,929	[b,c]	594,594
Invesco Mortgage Capital	78,956	[c]	1,407,785
Kite Realty Group Trust	59,161	[c]	1,159,556
Lexington Realty Trust	148,339	[b,c]	1,431,471
LTC Properties	28,183	[c]	1,227,370
National Storage Affiliates Trust	33,426	[c]	911,193
Pennsylvania Real Estate Investment Trust	50,427	[b,c]	599,577
PS Business Parks	14,159	[c]	1,771,149
Ramco-Gershenson Properties Trust	58,473	[c]	861,307
RE/MAX Holdings, Cl. A	12,851		623,274

18

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Real Estate - 6.5% (continued)
Retail Opportunity Investments	78,280	[c]	1,561,686
Saul Centers	9,092	[c]	561,431
Summit Hotel Properties	74,316	[c]	1,131,833
Universal Health Realty Income Trust	9,044	[c]	679,295
Urstadt Biddle Properties, Cl. A	21,384	[c]	464,888
Whitestone REIT	23,757	[b,c]	342,338
			36,575,682
Retailing - 5.4%
Abercrombie & Fitch, Cl. A	47,345	[b]	825,223
Asbury Automotive Group	13,237	[a]	847,168
Ascena Retail Group	126,393	[a]	297,024
Barnes & Noble	46,519	[b]	311,677
Barnes & Noble Education	24,869	[a]	204,921
Big 5 Sporting Goods	17,923	[b]	136,215
Buckle	20,010	[b]	475,238
Caleres	31,890		1,067,677
Cato, Cl. A	19,471		309,978
Chico's FAS	95,274		840,317
Core-Mark Holding	31,620	[b]	998,560
DSW, Cl. A	52,076	[b]	1,114,947
Express	52,146	[a]	529,282
Finish Line, Cl. A	29,233	[b]	424,755
Five Below	38,874	[a,b]	2,578,124
Francesca's Holdings	26,996	[a]	197,341
Fred's, Cl. A	20,037	[b]	81,150
FTD Companies	13,197	[a]	94,886
Genesco	13,106	[a]	425,945
Group 1 Automotive	13,576		963,489
Guess?	40,433	[b]	682,509
Haverty Furnitures	14,386		325,843
Hibbett Sports	13,391	[a,b]	273,176
J.C. Penney	225,834	[a,b]	713,635
Kirkland's	12,767	[a]	152,757
Lithia Motors, Cl. A	17,120	[b]	1,944,661
Lumber Liquidators Holdings	20,074	[a,b]	630,123
MarineMax	14,710	[a]	278,019
Monro Muffler Brake	22,741	[b]	1,295,100
Nutrisystem	20,895	[b]	1,099,077
Ollie's Bargain Outlet Holdings	33,814	[a,b]	1,800,595
PetMed Express	15,029	[b]	683,820
Rent-A-Center	35,261	[b]	391,397
RH	13,444	[a]	1,159,007
Shoe Carnival	8,281		221,517

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Retailing - 5.4% (continued)
Shutterfly	23,689	[a]	1,178,528
Sleep Number	28,398	[a]	1,067,481
Sonic Automotive, Cl. A	16,855		310,975
Tailored Brands	37,520	[b]	819,062
The Children's Place	12,385	[b]	1,800,160
Tile Shop Holdings	26,656		255,898
Vitamin Shoppe	17,196	[a]	75,662
Zumiez	12,679	[a,b]	264,040
			30,146,959
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries	28,712	[a]	1,937,486
Axcelis Technologies	22,829	[a]	655,192
Brooks Automation	50,470		1,203,709
Cabot Microelectronics	18,040		1,697,203
CEVA	15,357	[a]	708,726
Cohu	19,058		418,323
Diodes	29,166	[a]	836,189
DSP Group	17,898	[a]	223,725
Kopin	29,661	[a,b]	94,915
Kulicke & Soffa Industries	50,716	[a]	1,234,174
MaxLinear	42,786	[a,b]	1,130,406
Nanometrics	19,494	[a]	485,790
Photronics	50,375	[a]	429,447
Power Integrations	20,786		1,528,810
Rambus	78,208	[a]	1,112,118
Rudolph Technologies	24,135	[a]	576,827
Semtech	46,479	[a]	1,589,582
SolarEdge Technologies	26,639	[a]	1,000,294
Veeco Instruments	33,731	[a]	500,905
Xperi	34,878	[b]	851,023
			18,214,844
Software & Services - 4.5%
8x8	62,791	[a]	885,353
Agilysys	7,915	[a]	97,196
Barracuda Networks	29,051	[a]	798,903
Blucora	32,477	[a,b]	717,742
Bottomline Technologies	25,097	[a]	870,364
CACI International, Cl. A	17,710	[a]	2,343,918
Cardtronics, Cl. A	31,698	[a]	587,047
CSG Systems International	24,181		1,059,611
DHI Group	39,509	[a]	75,067
Ebix	15,754	[b]	1,248,504
ExlService Holdings	24,571	[a]	1,482,860

20

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Software & Services - 4.5% (continued)
Liquidity Services	15,009	[a]	72,794
LivePerson	38,041	[a]	437,472
ManTech International, Cl. A	18,512		929,117
MicroStrategy, Cl. A	6,590	[a]	865,267
Monotype Imaging Holdings	29,398		708,492
NIC	47,299	[b]	785,163
PDF Solutions	19,704	[a]	309,353
Perficient	25,068	[a]	478,047
Progress Software	35,001		1,489,993
Qualys	21,999	[a,b]	1,305,641
QuinStreet	26,137	[a]	219,028
Shutterstock	13,254	[a,b]	570,320
SPS Commerce	11,997	[a]	582,934
Stamps.com	11,228	[a,b]	2,110,864
Sykes Enterprises	29,572	[a]	930,039
Synchronoss Technologies	30,438	[a]	272,116
TeleTech Holdings	10,192	[b]	410,228
TiVo	85,488		1,333,613
VASCO Data Security International	21,162	[a]	294,152
Virtusa	19,305	[a]	850,964
XO Group	17,812	[a]	328,810
			25,450,972
Technology Hardware & Equipment - 5.8%
ADTRAN	33,603		650,218
Anixter International	20,875	[a]	1,586,500
Applied Optoelectronics	14,051	[a,b]	531,409
Badger Meter	20,775	[b]	993,045
Bel Fuse, Cl. B	7,659		192,815
Benchmark Electronics	35,433	[a]	1,031,100
CalAmp	24,320	[a]	521,178
Comtech Telecommunications	15,631	[b]	345,758
Control4	13,347	[a,b]	397,207
Cray	28,582	[a,b]	691,684
CTS	23,252		598,739
Daktronics	32,023		292,370
Digi International	18,410	[a]	175,816
Electro Scientific Industries	21,328	[b]	457,059
Electronics For Imaging	33,264	[a]	982,286
ePlus	9,838	[a]	739,818
Fabrinet	26,475	[a]	759,833
FARO Technologies	11,489	[a]	539,983
Harmonic	45,336	[a,b]	190,411
II-VI	38,823	[a]	1,822,740

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Technology Hardware & Equipment - 5.8% (continued)
Insight Enterprises	25,318	[a]	969,426
Itron	24,274	[a]	1,655,487
KEMET	35,637	[a,b]	536,693
Lumentum Holdings	43,904	[a,b]	2,146,906
Methode Electronics	26,169		1,049,377
MTS Systems	12,520	[b]	672,324
NETGEAR	22,667	[a]	1,331,686
Oclaro	119,931	[a,b]	808,335
OSI Systems	12,603	[a,b]	811,381
Park Electrochemical	12,282		241,341
Plexus	24,331	[a]	1,477,378
Rogers	13,019	[a]	2,108,036
Sanmina	51,362	[a]	1,694,946
ScanSource	18,212	[a]	651,990
Super Micro Computer	26,783	[a]	560,434
TTM Technologies	65,699	[a,b]	1,029,503
Viavi Solutions	164,476	[a]	1,437,520
			32,682,732
Telecommunication Services - 1.1%
ATN International	7,172		396,325
Cincinnati Bell	29,510	[a]	615,284
Cogent Communications Holdings	30,350	[b]	1,374,855
Consolidated Communications Holdings	41,835		509,969
Frontier Communications	55,682	[b]	376,410
General Communication, Cl. A	18,218	[a]	710,866
Iridium Communications	57,295	[a,b]	676,081
Spok Holdings	14,757		230,947
Vonage Holdings	142,850	[a]	1,452,784
			6,343,521
Transportation - 2.3%
Allegiant Travel	8,526	[b]	1,319,398
ArcBest	17,767		635,170
Atlas Air Worldwide Holdings	18,123	[a]	1,062,914
Dorian LPG	100	[a]	821
Echo Global Logistics	17,775	[a]	497,700
Forward Air	21,234		1,219,681
Hawaiian Holdings	38,459		1,532,591
Heartland Express	36,189	[b]	844,651
Hub Group, Cl. A	23,583	[a]	1,129,626
Marten Transport	26,865		545,360
Matson	29,994		895,021
Roadrunner Transportation Systems	22,090	[a]	170,314
Saia	17,420	[a]	1,232,465

22

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Transportation - 2.3% (continued)
SkyWest	36,692		1,948,345
			13,034,057
Utilities - 2.7%
ALLETE	36,165		2,689,229
American States Water	25,971		1,503,981
Avista	45,657		2,350,879
California Water Service Group	32,952	[b]	1,494,373
El Paso Electric	28,724		1,589,873
Northwest Natural Gas	20,313	[b]	1,211,670
South Jersey Industries	55,795		1,742,478
Spire	34,346		2,581,102
			15,163,585
Total Common Stocks (cost $385,373,708)			554,515,154
	Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills
1.28%, 3/8/18 (cost $239,438)	240,000	[d]	239,442
	Shares
Other Investment - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,448,090)	4,448,090	[e]	4,448,090

Investment of Cash Collateral for Securities Loaned - 6.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $37,211,810)	37,211,810	[e]	37,211,810
Total Investments (cost $427,273,046)	106.1%		596,414,496
Liabilities, Less Cash and Receivables	(6.1%)		(34,400,913)
Net Assets	100.0%		562,013,583

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $132,295,201 and the value of the collateral held by the fund was $139,427,526, consisting of cash collateral of $37,211,810 and U.S. Government & Agency securities valued at $102,215,716.

c Investment in real estate investment trust.

d Held by a counterparty for open futures contracts.

e Investment in affiliated money market mutual fund.

23

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.5
Banks	9.3
Health Care Equipment & Services	8.3
Short-Term/Money Market Investments	7.4
Real Estate	6.5
Technology Hardware & Equipment	5.8
Retailing	5.4
Materials	5.3
Commercial & Professional Services	5.3
Pharmaceuticals, Biotechnology & Life Sciences	4.9
Software & Services	4.5
Consumer Durables & Apparel	4.1
Consumer Services	3.4
Energy	3.4
Semiconductors & Semiconductor Equipment	3.2
Insurance	3.2
Diversified Financials	2.9
Utilities	2.7
Transportation	2.3
Food, Beverage & Tobacco	1.9
Automobiles & Components	1.9
Telecommunication Services	1.1
Media	.9
Household & Personal Products	.6
Food & Staples Retailing	.3
106.1

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16 ($)	Purchases ($)	Sales ($)	Value 12/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	34,545,409	164,129,738	161,463,337	37,211,810	6.6	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,920,308	70,328,617	70,800,835	4,448,090.8		30,469
Total	39,465,717	234,458,355	232,264,172	41,659,900	7.4	30,469

25

STATEMENT OF FUTURES

December 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	96	3/2018	7,345,856	7,375,200	29,344
Gross Unrealized Appreciation				29,344

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $132,295,201)—Note 1(b):
Unaffiliated issuers	385,613,146	554,754,596
Affiliated issuers	41,659,900	41,659,900
Cash		950,717
Receivable for investment securities sold		2,998,477
Dividends and securities lending income receivable		788,750
Other assets		18,354
		601,170,794
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		270,839
Liability for securities on loan—Note 1(b)		37,211,810
Payable for shares of Beneficial Interest redeemed		869,737
Payable for investment securities purchased		758,108
Payable for futures variation margin—Note 4		43,917
Accrued expenses		2,800
		39,157,211
Net Assets ($)		562,013,583
Composition of Net Assets ($):
Paid-in capital		362,466,702
Accumulated undistributed investment income—net		4,813,996
Accumulated net realized gain (loss) on investments		25,562,091
Accumulated net unrealized appreciation (depreciation) on investments (including $29,344 net unrealized appreciation on futures)		169,170,794
Net Assets ($)		562,013,583
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		27,931,982
Net Asset Value Per Share ($)		20.12

See notes to financial statements.

27

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $922 foreign taxes withheld at source):
Unaffiliated issuers	7,278,565
Affiliated issuers	30,469
Income from securities lending—Note 1(b)	635,680
Interest	3,594
Total Income	7,948,308
Expenses:
Management fee—Note 3(a)	1,876,630
Distribution fees—Note 3(b)	1,340,450
Trustees’ fees—Note 3(a,c)	155,355
Loan commitment fees—Note 2	11,029
Interest expense—Note 2	546
Total Expenses	3,384,010
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(155,355)
Net Expenses	3,228,655
Investment Income—Net	4,719,653
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	30,948,986
Net realized gain (loss) on futures	549,983
Net Realized Gain (Loss)	31,498,969
Net unrealized appreciation (depreciation) on investments	27,281,799
Net unrealized appreciation (depreciation) on futures	92,448
Net Unrealized Appreciation (Depreciation)	27,374,247
Net Realized and Unrealized Gain (Loss) on Investments	58,873,216
Net Increase in Net Assets Resulting from Operations	63,592,869

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	4,719,653	3,552,176
Net realized gain (loss) on investments	31,498,969	22,944,022
Net unrealized appreciation (depreciation) on investments	27,374,247	66,692,908
Net Increase (Decrease) in Net Assets Resulting from Operations	63,592,869	93,189,106
Distributions to Shareholders from ($):
Investment income—net	(3,553,050)	(2,881,636)
Net realized gain on investments	(23,252,519)	(27,317,040)
Total Distributions	(26,805,569)	(30,198,676)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	68,204,179	197,804,376
Distributions reinvested	26,805,569	30,198,676
Cost of shares redeemed	(105,386,821)	(63,090,822)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,377,073)	164,912,230
Total Increase (Decrease) in Net Assets	26,410,227	227,902,660
Net Assets ($):
Beginning of Period	535,603,356	307,700,696
End of Period	562,013,583	535,603,356
Undistributed investment income—net	4,813,996	3,647,393
Capital Share Transactions (Shares):
Shares sold	3,640,107	11,747,279
Shares issued for distributions reinvested	1,528,253	2,029,481
Shares redeemed	(5,599,734)	(3,823,393)
Net Increase (Decrease) in Shares Outstanding	(431,374)	9,953,367

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	18.88	16.71	18.40	18.60	13.56
Investment Operations:
Investment income—net[a]	.16	.16	.16	.13	.11
Net realized and unrealized gain (loss) on investments	2.04	3.69	(.53)	.79	5.31
Total from Investment Operations	2.20	3.85	(.37)	.92	5.42
Distributions:
Dividends from investment income—net	(.13)	(.16)	(.13)	(.11)	(.17)
Dividends from net realized gain on investments	(.83)	(1.52)	(1.19)	(1.01)	(.21)
Total Distributions	(.96)	(1.68)	(1.32)	(1.12)	(.38)
Net asset value, end of period	20.12	18.88	16.71	18.40	18.60
Total Return (%)	12.40	25.73	(2.33)	5.12	40.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.63	.63	.63	.60
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.88	.95	.90	.73	.70
Portfolio Turnover Rate	16.90	24.24	19.72	14.30	16.76
Net Assets, end of period ($ x 1,000)	562,014	535,603	307,701	337,652	331,995

a Based on average shares outstanding.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

31

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

32

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	550,122,182	–	–	550,122,182
Equity Securities— Foreign Common Stocks†	4,392,972	–	–	4,392,972

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Registered Investment Companies	41,659,900	–	–	41,659,900
U.S. Treasury	–	239,442	–	239,442
Other Financial Instruments:
Futures††	29,344	–	–	29,344

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $112,548 from lending portfolio securities, pursuant to the securities lending agreement.

34

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,679,821, undistributed capital gains $25,059,692 and unrealized appreciation $163,638,107.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $4,242,448 and $2,881,636, and long-term capital gains $22,563,121 and $27,317,040, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4,

35

NOTES TO FINANCIAL STATEMENTS (continued)

2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2017 was approximately $26,600 with a related weighted average annualized interest rate of 2.05%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees), and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2017, fees reimbursed by Dreyfus amounted to $155,355.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, the fund was charged $1,340,450 pursuant to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $166,381 and Distribution Plan fees $118,844, which are offset against an expense reimbursement currently in effect in the amount of $14,386.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

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NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2017, amounted to $90,431,554 and $124,935,582, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2017 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2017:

Average Market Value ($)
Equity futures	4,585,233

At December 31, 2017, the cost of investments for federal income tax purposes was $432,776,389; accordingly, accumulated net unrealized appreciation on investments was $163,638,107, consisting of $190,998,567 gross unrealized appreciation and $27,360,460 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios)(the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.97% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.0247 per share as a short-term capital gain distribution and $.8084 per share as a long-term capital gain distribution paid on March 22, 2017.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

40

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods except the one-year period where it was slightly below the median. The Board considered the proximity of the fund’s performance to the Performance Group median in all periods and also that there were only four funds, including the fund, in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was slightly above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus has agreed to pay all of the fund’s expenses except management fees, Rule 12b-1 fees and certain other expenses, including fees and expenses of the non-interested board members, and their counsel. Dreyfus has further agreed to reduce its fees in an amount equal to the fund’s allocable portion of the fees and expenses of non-interested Board members and their counsel (in the amount of .03% for the past fiscal year).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the

42

contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

44

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

47

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0410AR1217

Dreyfus Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, Technology Growth Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Barry K. Mills, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 42.64%, and its Service shares produced a total return of 42.36%.1 The fund’s benchmarks, the NYSE® Technology Index (formerly named the Morgan Stanley High-Technology 35 Index) and the S&P 500® Index, produced total returns of 40.78% and 21.82%, respectively, over the same period.2,3

Stocks climbed sharply in 2017 amid continued U.S. economic growth, positive political developments, and improving global economic conditions. Technology stocks led the market’s rise. The fund outperformed its benchmarks on the strength of favorable individual stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical, or stable growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles, and/or favorable valuations.

Information Technology Led the Market’s Rise

Equity markets were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly policies, which were expected to stimulate greater economic growth. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the S&P 500 Index to a series of new highs. The market rally paused in the spring, but strengthening labor markets, further corporate earnings growth, and better global economic conditions soon sparked additional market gains. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

Technology stocks led the market’s advance by a wide margin, propelled by rapidly increasing corporate capital expenditures; new product cycles in high-growth areas such as mobile communications, autonomous vehicles, artificial intelligence, and the global Internet; and the expanding impact of technology on industries such as retail, health care, and consumer products. These trends drove accelerating earnings and revenue growth across much of the sector. As a result, the NYSE® Technology Index produced nearly twice the rate of return as the more broadly based S&P 500 Index.

Stock Selections Bolstered Fund Results

The fund benefited from particularly strong stock selections in the semiconductor industry, where graphics chip maker NVIDIA expanded its customer base in the rapidly growing areas of artificial intelligence, gaming, and autonomous vehicles. Top performers in other key areas of the information technology sector included payment processor Square, which further expanded into a global platform for small businesses to manage inventories and borrow capital; and Tencent Holdings, which continued to grow from a video game company into China’s leading diversified Internet service

3

DISCUSSION OF FUND PERFORMANCE (continued)

provider. Other notably strong holdings included cloud-based marketer HubSpot, consumer electronics maker Apple, and digital hardware manufacturer Western Digital. The fund’s relative performance also benefited from a security selection process that weeded out slower-growing companies, including most communications equipment companies, such as Palo Alto Networks and Juniper Networks, as well as other legacy technology firms that have been slow to adapt to current business challenges, such as International Business Machines and Qualcomm.

On the other hand, a few holdings detracted from relative returns. Software messaging and cloud computing company Twilio declined after losing a major customer. Database giant Oracle and cloud-based networking services provider Citrix Systems experienced slower-than-expected growth. We also failed to invest in a few of the sector’s leading gainers, such as Alibaba Group Holding and VMware, and the fund held underweighted positions in other strong performers, such as Arista Networks and ServiceNow.

Equity Returns Likely to Moderate

Recent changes to the fund’s technology benchmark, the NYSE® Technology Index, have left the fund relatively underweighted in areas such as semiconductors and Chinese Internet service providers. As of the end of the reporting period, we have increased the fund’s exposure in these areas where we have found attractive investments. However, while macroeconomic conditions remain positive for further gains among information technology stocks, we believe equity markets are unlikely to maintain the torrid pace of growth set in 2017, particularly in light of rising equity valuations and ongoing political uncertainties. Therefore, as of the end of the reporting period, the fund has continued to emphasize investment opportunities that are driven more by secular trends and innovations than by economic sensitivity.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio Initial shares and Service shares and the NYSE® Technology Index and S&P 500® Index

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Technology Growth Portfolio on 12/31/07 to a $10,000 investment made in the NYSE® Technology Index and S&P 500® Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	42.64%	17.60%	11.20%
Service shares	42.36%	17.32%	10.93%
NYSE® Technology Index	40.78%	21.40%	11.83%
S&P 500® Index	21.82%	15.78%	8.49%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.49	$5.85
Ending value (after expenses)	$1,172.30	$1,170.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.18	$5.45
Ending value (after expenses)	$1,021.07	$1,019.81

† Expenses are equal to the fund’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 184/365(to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.0%
Application Software - 9.8%
Adobe Systems	94,106	[a]	16,491,135
salesforce.com	166,192	[a]	16,989,808
Splunk	80,359	[a,b]	6,656,940
Take-Two Interactive Software	68,512	[a]	7,521,247
			47,659,130
Automobile Manufacturers - 3.2%
Byd, Cl. H	503,500		4,370,007
Tesla	36,168	[a,b]	11,260,907
			15,630,914
Communications Equipment - 4.6%
Arista Networks	30,373	[a]	7,155,271
Cisco Systems	403,791		15,465,195
			22,620,466
Computer Storage & Peripherals - .7%
Lumentum Holdings	74,047	[b]	3,620,898
Data Processing & Outsourced Services - 7.7%
First Data, Cl. A	461,229	[a]	7,707,137
PayPal Holdings	137,133	[a]	10,095,732
Square, Cl. A	127,052	[a,b]	4,404,893
Visa, Cl. A	135,374	[b]	15,435,343
			37,643,105
Electronic Components - 3.8%
Amphenol, Cl. A	102,765		9,022,767
Corning	302,816		9,687,084
			18,709,851
Home Entertainment Software - 3.1%
Activision Blizzard	234,749		14,864,307
Integrated Telecommunication Services - 2.9%
Verizon Communications	270,683		14,327,251
Internet & Direct Marketing Retail - 11.1%
Amazon.com	20,466	[a]	23,934,373
Netflix	84,247	[a]	16,172,054
Priceline Group	8,040	[a]	13,971,430
			54,077,857
Internet Software & Services - 17.5%
Alibaba Group Holding, ADR	84,784	[a]	14,619,305
Alphabet, Cl. A	4,650	[a]	4,898,310
Alphabet, Cl. C	20,170	[a]	21,105,888
eBay	253,967	[a]	9,584,715
Facebook, Cl. A	113,071	[a]	19,952,509

8

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Internet Software & Services - 17.5% (continued)
Tencent Holdings	294,400		15,219,003
			85,379,730
Semiconductor Equipment - 5.4%
Applied Materials	262,468		13,417,364
Lam Research	69,395		12,773,538
			26,190,902
Semiconductors - 11.6%
Broadcom	68,566		17,614,605
Microchip Technology	104,955	[b]	9,223,445
NVIDIA	81,223		15,716,650
Texas Instruments	133,884		13,982,845
			56,537,545
Systems Software - 11.0%
Microsoft	332,827		28,470,022
Oracle	337,641		15,963,667
ServiceNow	69,343	[a,b]	9,041,634
			53,475,323
Technology Hardware Storage & Peripherals - 5.6%
Apple	161,172		27,275,138
Total Common Stocks (cost $310,451,589)			478,012,417

Other Investment - 2.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,767,983)	9,767,983	[c]	9,767,983

Investment of Cash Collateral for Securities Loaned - 3.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $17,229,167)	17,229,167	[c]	17,229,167
Total Investments (cost $337,448,739)	103.5%		505,009,567
Liabilities, Less Cash and Receivables	(3.5%)		(17,109,181)
Net Assets	100.0%		487,900,386

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $41,723,495 and the value of the collateral held by the fund was $42,855,495, consisting of cash collateral of $17,229,167 and U.S. Government & Agency securities valued at $25,626,328.

c Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Internet Software & Services	14.5
Semiconductors	11.6
Internet & Direct Marketing Retail	11.1
Systems Software	11.0
Application Software	8.2
Data Processing & Outsourced Services	7.7
Technology Hardware Storage & Peripherals	5.6
Money Market Investments	5.5
Semiconductor Equipment	5.4
Communications Equipment	4.6
Electronic Components	3.8
Automobile Manufacturers	3.2
Home Entertainment Software	3.1
Internet	3.0
Integrated Telecommunication Services	2.9
Software & Services	1.5
Technology Hardware & Equipment	.8
103.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,282,306	116,261,660	112,775,983	9,767,983	2.0	90,638
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	19,931,017	193,342,700	196,044,550	17,229,167	3.5	-
Total	26,213,323	309,604,360	308,820,533	26,997,150	5.5	90,638

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,723,495)—Note 1(b):
Unaffiliated issuers	310,451,589	478,012,417
Affiliated issuers	26,997,150	26,997,150
Cash		549,424
Dividends and securities lending income receivable		74,954
Prepaid expenses		2,247
		505,636,192
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		406,017
Liability for securities on loan—Note 1(b)		17,229,167
Payable for shares of Beneficial Interest redeemed		38,305
Accrued expenses		62,317
		17,735,806
Net Assets ($)		487,900,386
Composition of Net Assets ($):
Paid-in capital		291,075,968
Accumulated net realized gain (loss) on investments		29,263,590
Accumulated net unrealized appreciation (depreciation) on investments		167,560,828
Net Assets ($)		487,900,386

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	122,669,769	365,230,617
Shares Outstanding	5,121,328	16,052,831
Net Asset Value Per Share ($)	23.95	22.75

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,925,133
Affiliated issuers	90,638
Income from securities lending—Note 1(b)	152,747
Total Income	3,168,518
Expenses:
Management fee—Note 3(a)	3,080,520
Distribution fees—Note 3(b)	757,372
Trustees’ fees and expenses—Note 3(c)	122,266
Professional fees	70,217
Custodian fees—Note 3(b)	38,656
Prospectus and shareholders’ reports	20,867
Loan commitment fees—Note 2	8,904
Shareholder servicing costs—Note 3(b)	934
Miscellaneous	19,993
Total Expenses	4,119,729
Less—reduction in fees due to earnings credits—Note 3(b)	(74)
Net Expenses	4,119,655
Investment (Loss)—Net	(951,137)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	30,839,567
Net unrealized appreciation (depreciation) on investments	107,857,056
Net Realized and Unrealized Gain (Loss) on Investments	138,696,623
Net Increase in Net Assets Resulting from Operations	137,745,486

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment (loss)—net	(951,137)	(335,914)
Net realized gain (loss) on investments	30,839,567	19,002,594
Net unrealized appreciation (depreciation) on investments	107,857,056	(4,407,627)
Net Increase (Decrease) in Net Assets Resulting from Operations	137,745,486	14,259,053
Distributions to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(4,962,679)	(4,600,212)
Service Shares	(14,008,431)	(11,204,730)
Total Distributions	(18,971,110)	(15,804,942)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,829,083	4,075,216
Service Shares	71,523,776	33,004,959
Distributions reinvested:
Initial Shares	4,962,679	4,600,212
Service Shares	14,008,431	11,204,730
Cost of shares redeemed:
Initial Shares	(10,261,805)	(17,367,887)
Service Shares	(32,979,833)	(34,355,018)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	56,082,331	1,162,212
Total Increase (Decrease) in Net Assets	174,856,707	(383,677)
Net Assets ($):
Beginning of Period	313,043,679	313,427,356
End of Period	487,900,386	313,043,679
Capital Share Transactions (Shares):
Initial Shares
Shares sold	414,443	238,348
Shares issued for distributions reinvested	261,607	279,309
Shares redeemed	(487,724)	(1,006,713)
Net Increase (Decrease) in Shares Outstanding	188,326	(489,056)
Service Shares
Shares sold	3,549,112	2,020,775
Shares issued for distributions reinvested	775,661	711,412
Shares redeemed	(1,645,634)	(2,080,062)
Net Increase (Decrease) in Shares Outstanding	2,679,139	652,125

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.69	17.78	18.65	18.38	13.84
Investment Operations:
Investment income (loss)—net[a]	(.01)	.01	(.04)	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	7.29	.77	1.12	1.26	4.55
Total from Investment Operations	7.28	.78	1.08	1.25	4.54
Distributions:
Dividends from net realized gain on investments	(1.02)	(.87)	(1.95)	(.98)	—
Net asset value, end of period	23.95	17.69	17.78	18.65	18.38
Total Return (%)	42.64	4.72	6.16	6.82	32.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.83	.83	.83	.85
Ratio of net expenses to average net assets	.82	.83	.83	.83	.85
Ratio of net investment income (loss) to average net assets	(.05)	.07	(.22)	(.05)	(.05)
Portfolio Turnover Rate	42.07	64.26	70.33	72.20	68.73
Net Assets, end of period ($ x 1,000)	122,670	87,243	96,422	96,320	96,786

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.88	17.06	18.01	17.82	13.45
Investment Operations:
Investment (loss)—net[a]	(.06)	(.03)	(.08)	(.05)	(.04)
Net realized and unrealized gain (loss) on investments	6.95	.72	1.08	1.22	4.41
Total from Investment Operations	6.89	.69	1.00	1.17	4.37
Distributions:
Dividends from net realized gain on investments	(1.02)	(.87)	(1.95)	(.98)	—
Net asset value, end of period	22.75	16.88	17.06	18.01	17.82
Total Return (%)	42.36	4.38	5.92	6.58	32.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.08	1.08	1.08	1.10
Ratio of net expenses to average net assets	1.07	1.08	1.08	1.08	1.10
Ratio of net investment (loss) to average net assets	(.30)	(.18)	(.47)	(.30)	(.30)
Portfolio Turnover Rate	42.07	64.26	70.33	72.20	68.73
Net Assets, end of period ($ x 1,000)	365,231	225,801	217,006	187,957	184,493

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

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Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	426,189,497	-	-	426,189,497
Equity Securities - Foreign Common Stocks†	32,233,910	19,589,010††	-	51,822,920

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Registered Investment Companies	26,997,150	-	-	26,997,150

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At December 31, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $29,402 from lending portfolio securities, pursuant to the securities lending agreement.

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(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,979,109, undistributed capital gains $18,296,878 and unrealized appreciation $167,548,431.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: long-term capital gains $18,971,110 and $15,804,942, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $951,137 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $757,372 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $811 for transfer agency services and $74 for cash management

22

services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $74.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $38,656 pursuant to the custody agreement.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $309,764, Distribution Plan fees $77,119, custodian fees $10,500, Chief Compliance Officer fees $8,406 and transfer agency fees $228.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $200,375,856 and $167,694,963, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $337,461,136; accordingly, accumulated net unrealized appreciation on investments was $167,548,431, consisting of $168,814,115 gross unrealized appreciation and $1,265,684 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Investment Portfolios, Technology Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios)(the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $1.0161 per share as a long-term capital gain distribution paid on March 23, 2017.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

26

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and below the Performance Universe medians for all periods except for the ten-year period when it was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices, and it was considered that the fund’s returns were above the returns of one of the indices in four of the ten calendar years shown and above the other index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar

28

arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

30

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

33

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Investment Portfolios, Technology Growth Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0175AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $135,424 in 2016 and $138,808 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $38,028 in 2016 and $39,391 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,063 in 2016 and $14,036 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $40 in 2016 and $46 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $17,871,092 in 2016 and $31,379,272 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 9, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 9, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)